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                                                                 Exhibit 5(a)(v)

                                                             Office Use Only: 02

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
(CUNA MUTUAL LIFE INSURANCE COMPANY (R) LOGO)
          A Mutual Insurance Copany
   2000 Heritage Way - Waverly, lowa 50677


                            FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY APPLICATION

                             ________________________                   _____________________________________________
                                   CONTRACT NO.                         CREDIT UNION NO. [ ] Check If Not Applicable.

REQUIRED

1.   ANNUITANT / OWNER Must be no older than age 85 on
     contract issue date. If annuitant is under age 18
     (age 19 in NE & AL, 21 in MS) an owner must be named
     in Section 3a or 3b.                                    Gender:       [ ] Male [ ] Female
                                                             U.S. Citizen: [ ] Yes  [ ] No
Name _____________________________________________________
           First             Middle             Last

Address __________________________________________________   SSN __ __ __-__ __-__ __ __ __

Address __________________________________________________   Date of Birth __ __ __ __ __ __ __ __
                                                                           Month  Day      Year

City ________________________ State ______ ZIP ___________   Day Phone ___________________________
                                                                           Including area code

Optional

2.   CO-ANNUITANT / CO-OWNER NONQUALIFIED ONLY Check one.
     N/A with Spouse Benefits in Sections 9 and 10. Must
     be no older than age 85 on the contract issue date
     and for b. & c. must be at least age 18 (19 in NE &     Relationship to
     AL, 21 in MS).                                          Annuitant ___________________________

     [ ] A.   CO-ANNUITANT Must be spouse of annuitant.

     [ ] B.   CO-OWNER

     [ ] C.   CO-ANNUITANT & CO-OWNER Must be spouse of      Gender:       [ ] Male [ ] Female
              annuitant.                                     U.S. Citizen: [ ] Yes  [ ] No

Name _____________________________________________________   SSN __ __ __-__ __-__ __ __ __
           First             Middle             Last

Address __________________________________________________   Date of Birth __ __ __ __ __ __ __ __
                                                                           Month  Day      Year

Address __________________________________________________

City ________________________ State ______ ZIP ___________   Day Phone ___________________________
                                                                          (Including area code)

Optional - Complete only one

3A.  OWNER-INDIVIDUAL NONQUALIFIED ONLY If other than
     annuitant/owner. Must be at least age 18 (19 in NE &
     AL, 21 in MS) and no older than age 85 on the           Relationship to
     contract issue date.                                    Annuitant ___________________________

Name _____________________________________________________   Gender:       [ ] Male [ ] Female
           First             Middle             Last         U.S. Citizen: [ ] Yes  [ ] No

Address __________________________________________________   SSN __ __ __-__ __-__ __ __ __

Address __________________________________________________   Date of Birth __ __ __ __ __ __ __ __
                                                                           Month  Day      Year

City ________________________ State ______ ZIP ___________   Day Phone ___________________________
                                                                          (Including area code)

3B. OWNER-TRUST NONQUALIFIED ONLY Include a copy of the page(s) of the trust document which contains trust name, trust date, trustee name(s), investment authority, and signature(s); or use form 1919(CML)
     Trustee Certification.

Name of Trust ____________________________________________   SSN __ __ __-__ __-__ __ __ __
                                                             or
ATTN _____________________________________________________   EIN __ __-__ __ __ __ __ __ __

Address __________________________________________________
                                                             Date of Trust __ __ __ __ __ __ __ __
                                                                           Month  Day      Year
City ________________________ State ______ ZIP ___________

Trustee Name(s) __________________________________________________________________________________

3C. OWNER-CREDIT UNION 457(b) AND 457(f) PLANS ONLY

Name of Credit Union _____________________________________   EIN __ __-__ __ __ __ __ __ __

ATTN _____________________________________________________   ______________________________________________________
                                                               Title of Authorized Officer signing in Section 18.

Address __________________________________________________

City ________________________ State ______ ZIP ___________

REQUIRED

4.   REPLACEMENT

Do you have any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No

Will this contract replace, discontinue or change any existing life insurance or annuities with our company or any other company? [ ] Yes [ ] No If Yes: What Company? _______________________________________________________________

                                      What Contract Number? _______________________________________________________
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REQUIRED

5.   PLAN TYPE/TAX QUALIFICATION STATUS Check only one plan type.

[ ] Nonqualified      $___________   Is this a 1035 Exchange?   [ ] Yes   [ ] No
(Min. Total
First Year: $5,000)

                                    ROLLOVER     TRANSFER    CURRENT YR      PRIOR YR
                                     AMOUNT       AMOUNT    CONTRIBUTION   CONTRIBUTION      CONVERSION AMOUNT
                                  ------------   --------   ------------   ------------   -----------------------
[ ] Traditional IRA                                                                       AMOUNT FROM TRADITIONAL
[ ] Roth IRA                                                YEAR _______   YEAR _______       IRA TO ROTH IRA

[ ] SEP IRA                       $___________   $_______   $___________   $___________   $_____________
(Min. Total First Year: $2,000)

                                  CONTRIBUTION   TRANSFER
                                     AMOUNT       AMOUNT
                                  ------------   --------
                                                                         TOTAL INITIAL PURCHASE PAYMENT
[ ] 403(b)(TSA)                   $___________   $_______                         $____________
(Min. Total First Year: $2,000)                                      Total of dollar amounts in Section 5.

                                  CONTRIBUTION   TRANSFER    THE INITIAL PURCHASE PAYMENT APPLIED WILL BE EQUAL TO
Credit Unions only:                  AMOUNT       AMOUNT                   THE ACTUAL AMOUNT RECEIVED
                                  ------------   --------            BY CUNA MUTUAL LIFE INSURANCE COMPANY.
[ ] 457(b)
[ ] 457(f)                        $___________   $_______       MAKE CHECK PAYABLE TO CUNA MUTUAL LIFE INSURANCE
(Min. Total First Year: $2,000)                                                     COMPANY.

Optional

6.   FUTURE PURCHASE PAYMENTS Check only one billing type.

$__________________ (Min: $25 per billing for Automatic & List Bill, $100 for Direct Bill)

AUTOMATIC (ACH) - [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually
Complete Section 7.

LIST BILL - [ ] Weekly   [ ] Bi-weekly   [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually

For all plan types, complete Employer List Bill Agreement form PA-7, if not already on file. For 403(b) (TSA)
plans, also complete Salary Reduction Agreement form 687A.

DIRECT BILL - [ ] Quarterly   [ ] Semiannually   [ ] Annually

Optional

7.   AUTOMATIC PAYMENT PLAN AUTHORIZATION (ACH)

[ ]  INITIAL PAYMENT: I hereby authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and make a debit entry for my initial payment in the amount of
     $___________.

[ ]  FUTURE PAYMENTS: I authorize CUNA Mutual Life Insurance Company and the financial institution named below to retain my account information and to initiate deductions or credits to my account by electronic funds transfer or paper draft. This authorization will remain in effect until revoked by me in writing or by telephone.

     Frequency: [ ] Monthly   [ ] Quarterly   [ ] Semiannually   [ ] Annually

     Indicate the amount: $__________ Indicate the __________ (month) and __________ (day: 1-28 only) this should begin.
                 (Deductions will occur on the first of the month unless another date is selected.)

     I understand I will receive quarterly statements for my variable annuity.

Financial Institution _______________________________________________________   Routing Number ____________________

Address______________________________________________________________________   Account Number ____________________

City ____________________________________________     State _________________
                                                                                [ ] Share Draft/Checking(Attach
                                                                                    blank voided check.)
Phone Number ________________________________________________________________   [ ] Share Account/Savings(Only
                                                                                    available for accounts
                                                                                    accepting electronic
                                                                                    transactions.)

Signature of Account Owner, if other than the Annuitant or Owner ___________________________________________

Optional

8.   TELEPHONE/FAX/INTERNET AUTHORIZATION   See the Telephone/Fax/Internet Authorization for details on what transactions can be done by telephone/fax/internet.

I understand that I will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want telephone/fax/internet authorization

I understand that the representative(s) assigned to my contract will automatically have telephone/fax/internet authorization unless the following box is marked:

     [ ] I do NOT want the representative(s) assigned to my contract to have telephone/fax/internet authorization
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Optional

9.   SPOUSAL CONTINUATION Available at no additional charge.

     I understand this benefit will be added automatically if:

        a.   There is a sole annuitant/owner (no one is named in Sections 2 and 3); and

        b.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17.
             (A contingent beneficiary(ies) may be named in Section 18)

     [ ]   I do NOT want Spousal Continuation

Optional

10.  OPTIONAL DEATH BENEFIT(S)   Available at an additional charge - see prospectus. Available only if the annuitant is age 75 or less on the contract issue date.

     APPLIES TO DEATH OF ANNUITANT:

     [ ]   Maximum Anniversary Death Benefit
     [ ]   3% Annual Guarantee Death Benefit
     [ ]   Earnings Enhanced Death Benefit     Available only if Maximum Anniversary and/or 3% Annual Guarantee are selected. Not available if Spouse Beneficiary Death Benefit, below, is selected.

     APPLIES TO DEATH OF SPOUSE BENEFICIARY:

     [ ]   Spouse Beneficiary Death Benefit   Spouse Date of Birth    _____   ___   ____   [ ] Male   [ ] Female
                                                                      Month   Day   Year

     Available only if:

        a.   The annuitant/owner and their spouse beneficiary are both age 75 or less on the contract issue date;

        b.   There is a sole annuitant/owner (no one is named in Sections 2 and 3);

        c.   The annuitant/owner's spouse is named as the sole primary beneficiary in Section 17;
             (A contingent beneficiary(ies) may be named in Section 18)

        d.   The Earnings Enhanced Death Benefit is not applied for; and

        e.   The annuitant/owner's spouse signs in Section 20.

Optional

11.  OPTIONAL LIVING BENEFIT   Available at an additional charge - see prospectus. Not available on a 403(b) (TSA)
                               Plan Type in Section 5. Check only one.

     [ ]   Guaranteed Minimum Accumulation Benefit          [ ]   Guaranteed Minimum Withdrawal Benefit
                                                                  (If co-annuitant or co-annuitant/co-owner is
                                                                  desired, the oldest spouse must be named
                                                                  annuitant/owner in Section 1 and the youngest
                                                                  spouse must be named in Section 2. The annuitant/
                                                                  owner must be at least age 45 on the contract
                                                                  issue date.)

                      USE SECTION 14C FOR PURCHASE PAYMENT ALLOCATIONS, DO NOT USE 14A OR 14B.

Optional

12.  SPECIAL INSTRUCTIONS

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________

HOME OFFICE Use Only

13.  HOME OFFICE USE ONLY
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REQUIRED - Complete 14a, 14b, or 14c

SECTION 14 - Complete 14a, 14b, or 14c -- ONLY ONE

14A. MODEL - PURCHASE PAYMENT ALLOCATION Check one. Preservation Plus Program in Section 16 not available.

CONSERVATIVE: [ ] 7 - 14 Years                MODERATE: [ ] 7 - 14 Years               AGGRESSIVE: [ ] 7 - 14 Years
              [ ] 15+ Years                             [ ] 15+ Years                              [ ] 15+ Years

                  Model Allocation selections automatically include Annual Portfolio Rebalancing.

14B. CUSTOMIZED - PURCHASE PAYMENT ALLOCATION

                             INVESTMENT OPTIONS                                   DCA FIXED PERIOD(S) TRANSFERS**
   (Whole %; minimum 1% per subaccount or fixed period; minimum:$1,000 per     (Whole %; minimum 1% per subaccount)
                                fixed period)                                  6 Month 1 Year

______% Mid Cap Value                                                          ______ ______% Mid Cap Value
______% Large Cap Growth          ______% DCA 6 Month*                         ______ ______% Large Cap Growth
______% Large Cap Value           ______% DCA 1 Year*                          ______ ______% Large Cap Value
______% Balanced                  * COMPLETE THE DCA FIXED PERIOD TRANSFERS    ______ ______% Balanced
______% Bond                        SECTION TO THE RIGHT. IF NOT COMPLETED,    ______ ______% Bond
______% Money Market                TRANSFERS WILL BE AUTOMATICALLY            ______ ______% Money Market
______% International Stock         DISTRIBUTED TO THE MONEY MARKET            ______ ______% International Stock
______% Mid Cap Growth              SUBACCOUNT.                                ______ ______% Mid Cap Growth
______% High Income               ______% 1 Year                               ______ ______% High Income
______% Global Securites          ______% 3 year                               ______ ______% Global Securites
______% Conservative Allocation   ______% 5 Year                               ______ ______% Conservative Allocation
______% Moderate Allocation       ______% 7 Year                               ______ ______% Moderate Allocation
______% Aggressive Allocation     ______% 10 Year                              ______ ______% Aggressive Allocation

       ======================= Must total 100% =======================          ======== Must total 100% ========

**   MONTHLY TRANSFERS WILL BEGIN 1 MONTH AFTER ALLOCATION TO THE DCA FIXED PERIOD(S).

     If the transfer date falls on a weekend or holiday, the transfer will be made on the following valuation day.

**   TRANSFERS OF EQUAL MONTHLY AMOUNTS WILL DEPLETE THE DCA FIXED AMOUNT(S). THE TRANSFERS WILL OCCUR AUTOMATICALLY
     FOR THE DURATION OF THE FIXED PERIOD(S) ACCORDING TO THE SUBACCOUNTS SELECTED ABOVE: The minimum monthly amount will be transfered. To transfer a larger amount complete the Dollar Cost Averaging form - CLS-217.
     Additional transfers are allowed by request.

14C. LIVING BENEFIT - PURCHASE PAYMENT ALLOCATION   Check only one if a Living Benefit Option was selected in
                                                    Section 11.
                                                    Preservation Plus Program in Section 16 not available.

     SUBACCOUNTS                                     MODEL ALLOCATIONS

     [ ] Conservative Allocation                   [ ] 7 - 14 Years Conservative Model ) Model Allocation selections
     [ ] Moderate Allocation                       [ ] 15+ Years Conservative Model    ) automatically include Annual
     [ ] Balanced                                  [ ] 7 - 14 Years Moderate Model     ) Portfolio Rebalancing.

Optional - With 14b

15.  PORTFOLIO REBALANCE PROGRAM Not applicable if purchase payments are allocated to a fixed period.

       FREQUENCY           VARIABLE ACCOUNT ALLOCATED                       REBALANCE ALLOCATION
Check one:                Check one:                    _____% Mid Cap Value         _____% Mid Cap Growth
[ ] Quarterly             [ ] a. Transfer the value     _____% Large Cap Growth      _____% High Income
[ ] Semiannually                 in my subaccounts in   _____% Large Cap Value       _____% Global Securites
[ ] Annually                     proportion to my       _____% Balanced              _____% Conservative Allocation
                                 purchase payment       _____% Bond                  _____% Moderate Allocation
If the frequency is not          allocation schedule    _____% Money Market          _____% Aggressive Allocation
selected, transfers              as indicated in        _____% International Stock
will occur quarterly.            Section 14b.
                                                                  ======= Whole %; must total 100% =======
                          [ ] b. Transfer the value
                                 in my subaccounts as
                                 indicated to the
                                 right.
                                        ===============>

                          If neither is selected, a.
                          will apply.

Optional - With 14b

16.  PRESERVATION PLUS PROGRAM Not available if a Model Allocation, Living Benefit, or a Fixed Period investment option is selected.

     I will participate in the Preservation Plus Program. I hereby authorize CUNA Mutual Life Insurance Company to allocate a portion of the initial purchase payment to the following fixed period: (Check one)

                          [ ] 1 Year   [ ] 3 Year   [ ] 5 Year   [ ] 7 Year   [ ] 10 Year

     This portion will be the present value reflecting the guaranteed interest rate as of the contract issue date for the fixed period indicated. The difference between the initial purchase payment and the portion allocated to the fixed period will be allocated as indicated in Section 14b.
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REQUIRED

17.  PRIMARY BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

Name of Trust __________________________________________________________   Date of Trust __________________________

Trustee name(s) ___________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. If no primary beneficiary is listed, the primary beneficiary will be the estate of the annuitant. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

Optional

18.  CONTINGENT BENEFICIARY Right to change reserved unless otherwise specified. Relationship and address required.

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

                                                                                Relationship
Name ________________________________________________________________________   to Annuitant ______________________
                     First               Middle               Last

Address ______________________________________   City _____________________   State ________________   ZIP ________

Name of Trust __________________________________________________________   Date of Trust __________________________

Trustee name(s) ___________________________________________________________________________________________________

To list more beneficiaries, use Section 12 or a separate signed and dated paper. DO NOT include fractions or percentages for even distribution of death proceeds. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing the Beneficiary Designation With Restricted Payout Options form. Specific limitations are described in the form.

Optional

19.  PROSPECTUS AND ANNUAL REPORTS E-MAIL AUTHORIZATION

[ ]   I consent to receiving the prospectus, annual and semiannual reports online. I understand this will be in effect until I revoke it. I understand I can receive paper copies at any time by calling 1-800-798-5500. I understand I could incur outside costs by receiving documents online; but I will not be charged by CUNA
      Mutual Life Insurance Company. My e-mail address is:

      Owner's e-mail address: _______________________________________________________________________________________

      Co-owner's (if any) e-mail address
      if different than the owner: __________________________________________________________________________________
                                                 THESE REPORTS ARE PDF FILES WHICH REQUIRE ADOBE READER.
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REQUIRED

20. AGREEMENT

-    I hereby represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.

-    I understand that no agent is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.

-    If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

-    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT, OR KNOWINGLY
     PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE MAY BE GUILTY OF A CRIME AND SUBJECT TO FINES AND
     CONFINEMENT IN PRISON, DEPENDING ON STATE LAW.

-    I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE
     AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

-    I UNDERSTAND THAT AMOUNTS WITHDRAWN FROM THE FIXED ACCOUNT OPTION MAY BE ADJUSTED UPWARD OR DOWNWARD BASED ON
     A MARKET VALUE FORMULA.

-    I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

[ ]   I REQUEST A STATEMENT OF ADDITIONAL INFORMATION.               Signed at _________________________   _________________________
                                                                                          City                       State


----------------------------             --------------             -------------------------------------             --------------
Signature of Annuitant/Owner                  Date                  Signature of Annuitant/Owner's Spouse                  Date
 (Person Named in Section 1)                                         (If Spouse Beneficiary Death Benefit
                                                                           selected in Section 10)


---------------------------------------      --------------     -------------------------------------------------     --------------
Signature of Co-Annuitant, Co-Owner, or           Date                          Signature of Owner                         Date
        Co-Annuitant & Co-Owner                                 (Person or Trustee(s) named in Section 3a or 3b -
      (Person Named in Section 2)                                Authorized Officer whose title is in Section 3c)

REQUIRED

21. AGENT SECTION To the best of your knowledge:

     1)   Does the applicant have any existing life insurance or annuities with our company or any other company?   [ ] Yes   [ ] No

     2)   Will this contract replace, discontinue or change any existing life insurance or annuities?               [ ] Yes   [ ] No

          If yes, I hereby confirm:

          (a)  That consideration has been given to product features, fees and charges.

          (b)  That this replacement meets the Company's standards for replacement sales.

          (c)  All required documents have been completed in compliance with applicable state regulations.

          (d)  That the following sales material was used: _________________________________________________________________________

               _____________________________________________________________________________________________________________________

Compensation Option: [ ] 1   [ ] 2   [ ] 3   [ ] 4 If an Option is not selected, Option 1 will apply.


--------------                --------------------------------------------               --------------               --------------
     Date                     Signature of Agent/Registered Representative                   Rep ID                     CBSI Rep ID

If your Broker/Dealer is CUNA Brokerage Services, Inc., submit Application, VA Checklist, Account Application, check (if any), and any additional forms to:

                                        CUNA BROKERAGE SERVICES, INC.
                                        2000 HERITAGE WAY WAVERLY, IA 50677

For other Broker/Dealers, follow their process and use their forms for suitability submission.
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